EX-32.1 6 ex32x1.htm EXHIBIT 32.1

 EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of i\Information Architects Corporation (the “Company”) for the year ended December 31, 2009, the undersigned William Craig hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

 (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 24, 2011

By: /s/ William Craig

William Craig, Acting CEO

* * * * *

A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.